UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
March 17, 2017

FIRST MID-ILLINOIS BANCSHARES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-13368	37-1103704
(State of Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
1421 CHARLESTON AVENUE
MATTOON, IL	61938
(Address of Principal Executive Offices)	(Zip Code)

(217) 234-7454
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 17, 2017, First Mid-Illinois Bancshares, Inc. (the "Company") completed the merger of its wholly-owned bank subsidiary, First Clover Leaf Bank, National Association ("First Clover Leaf Bank"), into First Mid-Illinois Bank & Trust, National Association ("First Mid Bank"), also a wholly-owned bank subsidiary. At the time of the bank merger, all of First Clover Leaf Bank's banking offices became branches of First Mid Bank.

First Clover Leaf Bank was acquired through the previously announced acquisition of First Clover Leaf Financial Corp. on September 8, 2016 pursuant to an Agreement and Plan of Merger, dated as of April 26, 2016 (as amended), between the Company and First Clover Leaf Financial Corp.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST MID-ILLINOIS BANCSHARES, INC.

Dated: March 20, 2017

By:

Joseph R. Dively
Chairman and Chief Executive Officer